Exhibit 99.1

SupportSoft Reports First Quarter 2009 Financial Results

REDWOOD CITY, CA – April 29, 2009 — SupportSoft, Inc. (NASDAQ: SPRT), a provider of software and services that make technology work, today reported unaudited financial results for its first quarter ended March 31, 2009.

Q1 2009 Financial Summary

Total revenue for the first quarter of 2009 was $10.5 million, as compared to $12.8 million in the fourth quarter of 2008 and $11.6 million in the first quarter of 2008. For the first quarter of 2009, Consumer revenue was $3.6 million as compared to $3.1 million in the fourth quarter of 2008 and $703,000 in the first quarter of 2008. For the first quarter of 2009, Enterprise revenue was $6.9 million as compared to $9.7 million in the fourth quarter of 2008 and $10.9 million in the first quarter of 2008. First quarter 2009 Enterprise revenue consisted of $807,000 of license revenue, $3.7 million of maintenance revenue and $2.4 million of service revenue.

On a GAAP basis, net loss for the first quarter of 2009 was $7.4 million, or $(0.16) per share, compared to a net loss of $6.8 million, or $(0.15) per share, in the fourth quarter of 2008 and $3.6 million, or $(0.08) per share, in the first quarter of 2008.

Non-GAAP net loss for the first quarter of 2009 was $5.3 million, or $(0.11) per share, compared to a non-GAAP net loss of $3.4 million, or $(0.07) per share, in the fourth quarter of 2008 and $2.4 million, or $(0.05) per share, in the first quarter of 2008. Non-GAAP results exclude stock compensation expenses, amortization of intangible assets and restructuring and impairment charges. These items totaled $2.1 million for the first quarter of 2009, $3.3 million for the fourth quarter of 2008, and $1.2 million for the first quarter of 2008. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

At March 31, 2009 cash and total investments including a put option relating to auction rate securities were $89.9 million, compared to $95.0 million at December 31, 2008.

“We are pleased with our performance in the first quarter, particularly the strong revenue growth posted by the Consumer business in the current economic environment,” said Josh Pickus, CEO of SupportSoft. “We are progressing rapidly with plans to sell our Enterprise business and establish ourselves as a pure play provider of technology enabled services for the digital home and small office.”

Recent Company Highlights

Consumer Segment

•	Consumer revenue grows 16% sequentially and 414% year over year

•	New partnership launches with TigerDirect, multi-channel retailer of PC and CE devices

•	Major U.S. retailer currently in pilot establishes rollout plans

•	Tech services program for anti-virus provider AVG grows rapidly

•	Restructuring actions lower go-forward cost structure for Consumer business

Enterprise Segment

On April 5, 2009, SupportSoft entered into an agreement to sell its Enterprise business to Consona Corporation. Pursuant to the terms of the Asset Purchase Agreement, Consona has agreed to acquire certain assets and assume certain liabilities related to the Company’s Enterprise business as set forth in the agreement. SupportSoft will receive a $20 million cash payment subject to certain adjustments. The Asset Purchase Agreement must be approved by a majority of the Company’s stockholders, and may be terminated by either SupportSoft or Consona if the closing of the transaction has not occurred by August 31, 2009 or upon the occurrence of certain customary events as set forth in the agreement.

Conference Call

SupportSoft will host a conference call discussing the Company’s first quarter 2009 results on Wednesday, April 29, 2009 starting at 4:30 p.m. ET (1:30 p.m. PT). A live audio webcast and replay of the call will be available at the Investor Relations section of SupportSoft’s Web Site at http://www.supportsoft.com/Company/ir_webcasts_events.html. The live call may be accessed by dialing (877) 440-5803 (domestic) or (719) 325-4908 (international) and referencing passcode 643-2113. A replay of the call can also be accessed by dialing (888)-203-1112 (domestic) or (719) 457-0820 (international), and referencing passcode: 643-2113.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements regarding our expected future performance as well as assumptions underlying or relating to such statements of expectation, all of which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We are subject to many risks and uncertainties that may materially affect our business and future performance and cause those forward-looking statements to be inaccurate. All statements in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “outlook,” “anticipates,” “expects,” “believes,” “intends,” “plans,” “seeks,” “forecasts,” “estimates” and similar expressions often identify such forward-looking statements. Forward-looking statements in this press release include, without limitation, the following: statements about SupportSoft’s company-wide and segment revenue for the first quarter of 2009, the progress of its Consumer partnerships and cost reduction measures and the sale of the Enterprise business.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to: the potential for first quarter 2009 revenue to change based on the completion of the quarterly closing and review by SupportSoft’s independent registered public accounting firm; our dependence on a limited number of channel partners for our Consumer revenue; the potential that any of SupportSoft’s consumer partnerships take longer to produce revenue or do not produce revenue; the possibility that the sale of the Enterprise business will not be completed successfully; the possibility that restructuring actions and other cost reduction measures may not be effective as planned; our ability to successfully transition divestitures and acquisitions; as well as other risks detailed from time to time in our SEC filings, including those described in the “Risk Factors” section in our most recent Annual Report on Form 10-K filed with the SEC on March 11, 2009. You can locate these filings on the Investor Relations page of our website, www.supportsoft.com/Company/investor_relations.html.

Statements included in this release are based upon information known to SupportSoft as of the date of this release, and SupportSoft assumes no obligation to publicly revise or update any statement for any reason.

Disclosure Regarding Non-GAAP Financial Measures

SupportSoft has excluded stock-based compensation expenses, amortization of intangible assets and restructuring and impairment charges from its GAAP results in order to determine the non-GAAP financial measures of net loss and net loss per share. Each of the excluded items (as such items are applicable to particular time periods) is discussed in more detail below.

Stock-based compensation — we believe that the non-GAAP measures, excluding stock-based compensation expenses, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations. Stock-based compensation expenses do not require cash settlement and are not used by management to assess the performance of the Company’s business.

Amortization of intangible assets — the Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. The Company also excludes such charges as they represent non-cash expenses.

Restructuring and impairment charges — we believe the non-GAAP measures, excluding restructuring and impairment charges, provide meaningful supplemental information to investors in understanding our ongoing operational costs and expenses, without the broad-based termination costs that comprised our restructuring expense. The Company does not undertake significant restructurings on a predictable basis and, as result, excludes associated charges in order to enable better and more consistent evaluation of the Company’s operating expenses before and after such actions are taken.

SupportSoft uses these non-GAAP financial measures internally to evaluate its performance from period to period and against the performance of other software companies, many of which present similar non-GAAP financial measures. We also believe that investors benefit from seeing “through the eyes of management” as our operating budgets and compensation programs are based on the non-GAAP financial measures we present in this press release.

Finally, SupportSoft believes the non-GAAP measures provide useful supplemental information for investors to evaluate our operating results in the same manner as the research analysts that follow SupportSoft, all of whom present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by the Company facilitate an “apples to apples” comparison of our performance with the financial projections published by the analysts.

The economic substance behind our decision to use such non-GAAP measures is that such measures approximate our controllable operating performance more closely than the most directly comparable GAAP financial measures.

The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of the Company’s activities and reliance solely on non-GAAP measures may lead management to make business decisions with unanticipated economic consequences on the Company’s GAAP financial results. We compensate for this limitation by not relying exclusively on non-GAAP financial measures to make business decisions. We also continuously reevaluate which non-GAAP measures are appropriate.

Amounts related to the first quarter of 2009 are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

Important Additional Information Will Be Filed With The SEC

SupportSoft filed a preliminary proxy statement with the SEC on April 10, 2009 and plans to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the proposed sale of the Enterprise Business and the other corporate matters described therein. The preliminary proxy statement contains (and the definitive proxy statement will contain) important information about SupportSoft, Consona Corporation, the proposed sale of the Enterprise Business and the other corporate matters described therein. Investors and security holders are urged to read the proxy statement carefully before making any voting or investment decision with respect to the proposed sale of the Enterprise Business and the other corporate matters described therein. Investors and security holders may obtain free copies of the proxy statement and other documents filed with the SEC by SupportSoft through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the proxy statement from SupportSoft by contacting Maura Burns at maura.burns@supportsoft.com or (650) 556-8992.

SupportSoft and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the Enterprise Business and the other corporate matters set forth in the proxy statement. Information regarding SupportSoft’s directors and executive officers and their ownership of SupportSoft’s shares is contained in SupportSoft’s Annual Report on Form 10-K for the year ended December 31, 2008 and in the preliminary proxy statement that was filed on April 10, 2009, and is supplemented by other public filings made, and to be made, with the SEC. A more complete description will be available in the definitive proxy statement we expect to file in connection with the proposed sale of the Enterprise Business. Investors and security holders may obtain additional information regarding the direct and indirect interests of SupportSoft and its directors and executive officers with respect to the proposed sale of the Enterprise Business by reading the proxy statement and other filings referred to above.

Contact Information:

Carolyn Bass and Daniel Wood

Market Street Partners

(415) 445-3235

sprt@marketstreetpartners.com

SUPPORTSOFT, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31, 2009 (1)	December 31, 2008	March 31, 2008
Revenues:
License	$807	$3,081	$2,974
Maintenance	3,668	3,997	4,002
Services	2,443	2,660	3,949
Consumer	3,614	3,107	703

Total revenues	10,532	12,845	11,628
Costs and expenses:
Cost of license	110	134	51
Cost of maintenance	375	420	530
Cost of services	2,307	2,587	3,577
Cost of consumer	4,379	3,870	1,229
Amortization of intangible assets	43	43	30
Research and development	1,789	1,936	2,090
Sales and marketing	4,059	5,045	5,981
General and administrative	2,374	2,309	1,938
Restructuring and impairment charges	896	1,885	—
Stock-based compensation	1,188	1,417	1,174

Total costs and expenses	17,520	19,646	16,600

Loss from operations	(6,988)	(6,801)	(4,972)
Interest income (expense) and other, net	(302)	177	1,449

Loss before income taxes	(7,290)	(6,624)	(3,523)
Provision for income taxes	106	164	108

Net loss	$(7,396)	$(6,788)	$(3,631)

Net loss per share:
Basic	$(0.16)	$(0.15)	$(0.08)

Diluted	$(0.16)	$(0.15)	$(0.08)

Shares used in computing per share amounts:
Basic	46,330	46,142	46,150

Diluted	46,330	46,142	46,150

Allocation of restructuring and impairment charges:
Cost of maintenance	$23	$—	$—
Cost of service	93	212	—
Cost of consumer	—	5	—
Research and development	—	137	—
Sales and marketing	711	1,006	—
General and administrative	69	525	—

Total restructuring and impairment charges	$896	$1,885	$—

Allocation of stock-based compensation:
Cost of maintenance	$22	$23	$19
Cost of service	169	180	176
Cost of consumer	42	47	11
Research and development	137	173	145
Sales and marketing	430	517	405
General and administrative	388	477	418

Total stock-based compensation	$1,188	$1,417	$1,174

Note 1: Amounts in the first quarter of 2009 are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

SUPPORTSOFT, INC.

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31, 2009	December 31, 2008	March 31, 2008
GAAP costs and expenses	$17,520	$19,646	$16,600
Amortization of intangible assets	(43)	(43)	(30)
Restructuring and impairment charges	(896)	(1,885)	—
Stock-based compensation	(1,188)	(1,417)	(1,174)

Non-GAAP costs and expenses	15,393	16,301	15,396
GAAP loss from operations	(6,988)	(6,801)	(4,972)
Amortization of intangible assets	43	43	30
Restructuring and impairment charges	896	1,885	—
Stock-based compensation	1,188	1,417	1,174

Non-GAAP loss from operations	(4,861)	(3,456)	(3,768)
GAAP loss before income taxes	(7,290)	(6,624)	(3,523)
Amortization of intangible assets	43	43	30
Restructuring and impairment charges	896	1,885	—
Stock-based compensation	1,188	1,417	1,174

Non-GAAP loss before income taxes	(5,163)	(3,279)	(2,319)
GAAP net loss	$(7,396)	$(6,788)	$(3,631)
Amortization of intangible assets	43	43	30
Restructuring and impairment charges	896	1,885	—
Stock-based compensation	1,188	1,417	1,174

Non-GAAP net loss	$(5,269)	$(3,443)	$(2,427)

Basic net loss per share
GAAP	$(0.16)	$(0.15)	$(0.08)
Non-GAAP	$(0.11)	$(0.07)	$(0.05)
Diluted net loss per share
GAAP	$(0.16)	$(0.15)	$(0.08)
Non-GAAP	$(0.11)	$(0.07)	$(0.05)
Shares used in computing per share amounts (GAAP)
Basic	46,330	46,142	46,150
Diluted	46,330	46,142	46,150
Shares used in computing per share amounts (Non-GAAP)
Basic	46,330	46,142	46,150
Diluted	46,330	46,142	46,150

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude restructuring and impairment charges, stock-based compensation and amortization of intangible assets from the GAAP financial results. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures. See the text of this press release for more information on non-GAAP financial measures.

Amounts in the first quarter of 2009 are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

SUPPORTSOFT, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2009 (1)	December 31, 2008 (2)	March 31, 2008
	(unaudited)	(audited)	(unaudited)
Assets
Current assets:
Cash, cash equivalents and short-term investments	$66,686	$72,090	$83,427
Accounts receivable, net	7,604	10,384	10,944
Prepaid expenses and other current assets	1,420	1,642	1,783

Total current assets	75,710	84,116	96,154

Long-term investments	18,216	15,766	23,934
Auction rate security put option	5,037	7,148	—
Property and equipment, net	1,033	1,275	1,949
Goodwill	12,646	12,646	9,792
Purchased technology	1,249	1,318	—
Intangible assets, net	374	417	1,685
Other assets	934	900	753

Total assets	$115,199	$123,586	$134,267

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable and accrued compensation	$2,270	$3,019	$2,407
Other accrued liabilities	2,927	3,534	3,584
Deferred revenue	8,416	10,119	10,207
Other long-term liabilities	1,594	1,468	937

Total liabilities	$15,207	$18,140	$17,135

Stockholders’ equity:
Common stock	$5	$5	$5
Additional paid-in-capital	219,093	217,647	213,557
Accumulated other comprehensive loss	(2,045)	(2,541)	(2,240)
Accumulated deficit	(117,061)	(109,665)	(94,190)

Total stockholders’ equity	$99,992	$105,446	$117,132

Total liabilities and stockholders’ equity	$115,199	$123,586	$134,267

Note 1: Amounts in the first quarter of 2009 are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

Note 2: Derived from audited financial statements.

SUPPORTSOFT, INC.

SEGMENT INFORMATION

(in thousands)

(unaudited)

	Three Months Ended March 31, 2009 (1)
	Enterprise	Consumer	Corporate	Consolidated Total
Revenue:
License	$807	$—	$—	$807
Maintenance	3,668	—	—	3,668
Services	2,443	—	—	2,443
Consumer	—	3,614	—	3,614

Total revenue	6,918	3,614	—	10,532

Segment operating costs and expenses	(5,118)	(7,901)	—	(13,019)
Amortization of intangible assets	—	(43)	—	(43)
Common corporate expenses	—	—	(2,374)	(2,374)
Restructuring and impairment charges	(821)	(6)	(69)	(896)
Stock-based compensation	(419)	(381)	(388)	(1,188)
Interest expense and other, net	—	—	(302)	(302)

Income (loss) before income taxes	$560	$(4,717)	$(3,133)	$(7,290)

	Three Months Ended March 31, 2008
	Enterprise	Consumer	Corporate	Consolidated Total
Revenue:
License	$2,974	$—	$—	$2,974
Maintenance	4,002	—	—	4,002
Services	3,949	—	—	3,949
Consumer	—	703	—	703

Total revenue	10,925	703	—	11,628

Segment operating costs and expenses	(8,121)	(5,337)	—	(13,458)
Amortization of intangible assets	(30)	—	—	(30)
Common corporate expenses	—	—	(1,938)	(1,938)
Stock-based compensation	(401)	(355)	(418)	(1,174)
Interest income and other, net	—	—	1,449	1,449

Income (loss) before income taxes	$2,373	$(4,989)	$(907)	$(3,523)

Consumer Segment. In our Consumer segment, we provide premium technology support to consumers over the phone and the internet for a fee. We offer our services to consumers through retailers and other companies who provide technology products and services to consumers. We also provide our services directly to consumers through www.support.com.

Enterprise Segment. Our Enterprise customers use our software to resolve technical problems for their customers. Digital service providers use our products to automate the installation, activation and verification of broadband services, to reduce the cost and improve the quality of support for customers, and to enable the remote management of devices located at customer premises. Corporate IT departments and IT outsourcing firms use our software to improve the cost-effectiveness and efficiency of their support through an integrated portfolio of proactive service, self service and assisted service products.

Corporate. This category consists of common corporate expenses such as general and administrative expenses, interest income, and other income or expenses, which are items that we do not allocate to our business segments.

Note 1: Amounts in the first quarter of 2009 are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.